IMPI
MEXICAN INSTITUTE
OF INDUSTRIAL
PROPERTY

TITLE OF REGISTRATION MARK

J J HOLAND LIMITED

Country BRITISH VIRGIN ISLANDS

Address WICKHAMS QUAY, ROADTOWN, INTERNATIONAL TRUST BUILDING
TORTOLA BRITISH VIRGIN ISLANDS

Registration: **1644404** **Type of Mark** **MIXED**

Distinctive Symbol and design **4U2**
Class 3

COSMETIC APPLICATIONS; PERFUMES EAU DE COLOGNE; TOILETRIES; BODY SPRAY AEROSOLS, MAKE-UP; EYE SHADOWS; MASCARA; LIPSTICKS, EYELINER; EYE MAKE-UP; EYEBROW PENCIL; EYEBROW COSMETICS; LIPSTICK; LIP GLOSS; LIP BALM [NON MEDICINAL]; MAKE-UP BASE; MAKE-UP POWDERS; BLUSHER; PREPERATIONS [NON MEDICINAL]; SKIN CARE; FACE, OR HAIR; PREPERATIONS FOR HAIR; WHITENING POWDER ****continued****

File **1704706**
Date of submission **Jan 20, 2016**
Time **14:59**

Classification of items (7) **27.5.1, 27.5.5, 27.5.10, 27.5.24, 27.7.1, 27.7.11, 27.7.24, 29.1.12**

The printing of the symbol in this title may vary in tone and colors from that submitted in request for registration.

The registration is granted on the basis of articles 1°, 2° fraction V, 6° fraction III, 125 and 126 of the Law on Industrial Property

The printing of the symbol in this title may vary in tone and colors from that submitted in request for registration. In accordance with article 95 of the Law on Industrial Property, this record has a term of ten years counted from the filing date of the application and the same may be renewed for periods of the same duration, in the terms established in articles 133 and 134 of the same Legal System.

MEXICO, 08 JUNE 2016

THE DEPARTMENT OF TRADEMARK EXAMINATION

LIC. JOSE DANIEL GARCIA RODRIGUEZ

IA 05139
e2

20160420679

IMPI
MEXICAN INSTITUTE
OF INDUSTRIAL
PROPERTY

TITLE OF REGISTRATION MARK

Registration 1644404

J J HOLAND LIMITED

HAIR PRODUCTS [FOR COSMETIC USE]; SHAMPOO; DRY SHAMPOO; CONDITIONER [FOR HAIR]; HAIR DYES; PREPERATIONS FOR DYING HAIR; MAKE-UP REMOVER; CLEANSING PRODUCTS; CLEANING PRODUCTS [FOR USE IN COSMETICS]; PRODUCTS TO MOISTURISE THE SKIN; BODY CREAM; HAND CREAM; ANTI-AGING CREAMS; ANT-AGING CREAMS; FACIAL MASKS; CREAMS [NON MEDICINAL] FOR EYECARE; CREAMS [NON MEDICINAL] FOR LIP CARE; PREPERATIONS FOR FOAM BATHS; SHOWER GELS; BEAUTY SOAP; FALSE EYELASHES; FALSE NAILS; ADHESIVES FOR FALSE EYELASHES OR ARTIFICIAL NAILS; NAIL POLISHES; NAIL POLISH REMOVER; DEODREANT [INCLUDED IN THIS CLASS]; ANTIPERSPERANT PRODUCTS [TOILETERY ACCESSORIES]; GIFT SETS CONTAINING COSMETICS; PREPERATIONS FOR SUN PROTECTION; COSMETIC PREPERATIONS FOR SUN TANNED SKIN; TANNING LOTION [COSMETIC]; AFTERSUN PRODUCTS; AROMATIC OILS; PREPERATIONS FOR BABY CARE [NON MEDICINAL]; BODY ART STICKERS; TEMPORARY TATTOOS FOR COSMETIC USE; BODY POWDER; BODY SHIMMER POWDER; TALC TOILETRIES; COTTON FOR COSMETIC USE; WET WIPES IMPREGNATED WITH COSMETIC PREPERATIONS; DEPLIALTORY PRODUCTS; SHAVING FOAM; TOOTHPASTE; TEETH WHITENING PRODUCTS; NAIL FILES; AIR FRESHNER [PREPERATIONS FOR PERFUMING THE AIR]; COSMETIC PREPERATIONS FOR THE BATHROOM; TOILETRIES AND COSMETIC LOTIONS; OILD FOR COSMETIC USE; PETROLEUM JELLY FOR COSMETIC USE; end-of-the-description